COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2024
Commitments And Contingencies
COMMITMENTS AND CONTINGENCIES

26	COMMITMENTS AND CONTINGENCIES

Capital Commitment

The Group has the following capital commitments at the end of the reporting period:

	2024	2023
	USD	USD

Contracted, but not provided for:
Property, plant and equipment	42,140	700,000

Contingencies

In the ordinary course of business, the Group may be subject to legal proceedings regarding contractual and employment relationships and a variety of other matters. The Group records contingent liabilities resulting from such claims, when a loss is assessed to be probable, and the amount of the loss is reasonably estimable. In the opinion of management, there were no material pending or threatened claims and litigation as of December 31, 2024 and through the issuance date of these consolidated financial statements.